================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     MERIDIAN POINT REALTY TRUST VIII CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                R.R. DONNELLEY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                     MERIDIAN POINT REALTY TRUST VIII CO.







    NOTICE TO SHAREHOLDERS OF ANNUAL MEETING, PROXY STATEMENT, AND PROXY CARD

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 13, 1997

--------------------------------------------------------------------------------
                      MERIDIAN POINT REALTY TRUST VIII CO.

      NOTICE TO SHAREHOLDERS OF ANNUAL MEETING TO BE HELD ON JUNE 13, 1997
--------------------------------------------------------------------------------


         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Meridian Point Realty Trust VIII Co., a Missouri corporation (the "Company"), will be held on June 13, 1997 at 2:00 p.m., local time, at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111 (the "Annual Meeting") to consider and vote on the following matters:

1. Election of seven directors of the Company (the "Directors") to serve until the next annual meeting of the Company's shareholders and until the election and qualification of their respective successors;

2. Approval of the recommendation of the Company's Audit Committee and Board of Directors that Arthur Andersen LLP be appointed as the Company's independent auditors for the year ending December 31, 1997; and

3. Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         These matters are fully discussed in the attached Proxy Statement. Only shareholders of record at the close of business on May 16, 1997, the record date of the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. Those shareholders are cordially invited to attend in person.

         A majority of the outstanding shares of the Company entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Whether or not you plan to be present, please complete, date, sign, and return the enclosed proxy card. You may revoke your proxy at any time before it is voted by filing with the Company a written revocation or a duly executed proxy card bearing a later date. If you are present at the Annual Meeting and vote in person, your proxy will not be used.

         We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE DIRECTORS,



John E. Castello, Executive VP and Chief Financial Officer San Francisco, California May 23, 1997 (approximate mailing date of proxy material)




--------------------------------------------------------------------------------
          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE

            SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS

                 POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                  Page
INFORMATION CONCERNING SOLICITATION AND VOTING.....................................................1
         General. .................................................................................1
         Voting Right and Outstanding Shares.......................................................1
         Revocability of Proxies...................................................................2

GENERAL COMPANY INFORMATION........................................................................2
         Security Ownership of Certain Beneficial Owners and Principal Shareholders................3
         Directors and Committees..................................................................4
         Board and Committee Meetings..............................................................4
         Compensation of Directors.................................................................4
         Executive Officers........................................................................5
         Compensation of Executive Officers........................................................6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................................6

PROPOSAL ONE--
NOMINATION AND ELECTION OF DIRECTORS...............................................................7
         General  .................................................................................7
         Nominees .................................................................................8

PROPOSAL TWO--
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT........................................10

SHAREHOLDER PROPOSALS.............................................................................10

MISCELLANEOUS ....................................................................................11

ANNUAL REPORT ....................................................................................11

OTHER BUSINESS ...................................................................................11


--------------------------------------------------------------------------------
                      MERIDIAN POINT REALTY TRUST VIII CO.

                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL
         The enclosed proxy (the "Proxy") is being solicited from the shareholders of Meridian Point Realty Trust VIII Co., a Missouri corporation (the "Company"), on behalf of the Company's Board of Directors (the "Directors") for use at the annual meeting of the Company's shareholders to be held at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111 at 2:00 p.m., local time, on June 13, 1997, and at any postponements or adjournments thereof (the "Annual Meeting") for the purposes set forth herein. The Company's principal executive offices are located at 655 Montgomery Street, Suite 800, San Francisco, California 94111.

         The Company is mailing this Proxy Statement and the accompanying Notice to Shareholders of Annual Meeting and Proxy on or about May 23, 1997, to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES
         Only shareholders of record at the close of business on May 16,1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 1,609,937 shares of the Company's common stock and 5,273,927 shares of the Company's preferred stock (collectively, the "Shares").

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the close of business on the Record Date is necessary to constitute a quorum for the transaction of business.

         The Articles of Incorporation provide that each outstanding Share is entitled to one vote for each matter to be voted upon at the Annual Meeting, except that in the election of Directors, each shareholder has cumulative voting rights and thus is entitled to as many votes as equal the number of Shares held multiplied by the number of Directors to be elected (seven), which votes may be cast for a single candidate or distributed among two or more candidates as that shareholder may deem fit. By executing a proxy with respect to the election of Directors, a shareholder will, unless he or she otherwise directs, grant the proxy holder the discretion to vote Shares cumulatively for the election of Directors and for less than the entire number of nominees of the Board of Directors as the proxy holders deem fit. See "Proposal One - Nomination and Election of Directors". Voting on all other matters to be submitted at this meeting will be on a non-cumulative basis.

         Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote in determining the existence of a quorum at the meeting. In determining the outcome of a particular proposal, abstentions will not constitute a vote "for" or "against" any proposal but will be counted in determining the total number of Shares entitled to vote on the particular proposal.

         In determining the presence of a quorum, "broker non-vote" (i.e., votes submitted by proxy or in person by brokers or nominees who specify that instructions have not been received from the beneficial owners or persons entitled to vote and who do not have discretionary power to vote on a particular matter) will be treated as present and entitled to vote. However, if a broker or nominee has indicated on its proxy card that it does not have discretionary authority to vote the Shares covered by that proxy card with respect to a particular matter, those Shares will be treated as not present and not entitled to vote with respect to that matter (even thought those Shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         Shares represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. If a Proxy contains no instructions, it will be voted: (i) for the election of the persons specified on the Proxy as Directors; (ii) for the selection of Arthur Andersen LLP as independent auditors for the Company; and
(iii) in the discretion of the proxy holders as to any other matter that properly may come before the Annual Meeting. The Directors do not know of any matter, other than the proposals described in this Proxy Statement, that will be presented for consideration at the Annual Meeting.

REVOCABILITY OF PROXIES
         Any person giving a Proxy pursuant to this solicitation has the power to revoke it at any time before it is voted either (i) by filing with the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or (ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

                           GENERAL COMPANY INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND PRINCIPAL SHAREHOLDERS
         The following table sets forth the amount and nature of the beneficial ownership of shares of the Company's common and preferred stock as of May 16, 1997, by (i) each person known by the Company to own more than 5% of any class of the Company's voting stock (based upon filings made with the Securities and Exchange Commission), (ii) each Director, and (iii) all the Company's Directors and executive officers as a group.

                                            Amount of Shares
                                            Beneficially Owned              Title             Percent
Name(1)                                     Directly or Indirectly          of Class          of Class
-------                                     ----------------------          --------          --------
Massachusetts State Teachers' and            1,560,754                        Preferred          29.6%
Employees' Retirement Systems Trust
  c/o The Commonwealth of Massachusetts
  Treasury Department
  One Ashburton Place #1200
  Boston, MA 02108

Massachusetts Bay Transportation Authority   1,183,556                        Preferred          22.4%
Retirement Fund (3)
  99 Summer Street - 17th Floor
  Boston, MA 02110

Chicago Truck Drivers, Helpers & Warehouse     521,164                        Preferred           9.9%
Workers Union (Independent) Pension Fund
  809 W. Madison Street
  Chicago, IL 60607

Christopher J. Doherty                              --                            --               --
Peter O. Hanson                                  1,600                        Preferred            (2)
Lorraine O. Legg                                   200                        Preferred            (2)
                                                 1,000                        Common               (2)
S. Michael Lucash                                   --                            --               --
Lawrence P. Morris                                  --                            --               --
Homer McK. Rees                                  1,000                        Preferred            (2)
                                                 5,000                        Common               (2)
Micolyn M. Yalonis                                  --                            --               --

All Directors and executive officers
as a group (12 persons)                          2,800                        Preferred            (2)
                                                11,000                        Common               (2)

------------------------------------------------------------------------

(1) Unless otherwise indicated in these footnotes, the persons listed above have sole voting and investment power over the shares, subject to community property laws where applicable.
(2)   Less than 1%
(3)   On or about March 21, 1997, Meredith Partners Inc. ("Meredith") filed a
Schedule 13D and disclosed it has entered into a letter Agreement with the Massachusetts Bay Transportation Authority Retirement Fund ("MBTA") to purchase 1,183,556 shares of preferred stock at a price as stated therein. Closing was expected to occur on May 20, 1997. The 13D filing disclosed that the source of the funds will be the capital of Meredith and at least one other unnamed investor. Meredith further disclosed that it intends to try to influence the management of the Company. Thereafter, on April 16, 1997, Meredith filed Amendment No. 1 to the 13D disclaiming any membership in a group and any agreement with another person for the purposes of acquiring the MBTA shares. On May 12, 1997, Meredith filed Amendment No. 2, disclosing a revised purchase price for the MBTA shares and an extended closing date of June 11, 1997. Meredith again does not disclose the name of the other investor(s) who may provide capital to purchase the MBTA shares. As of the date of this Proxy Statement, Meredith has not closed the purchase of any portion of the MBTA shares.

DIRECTORS AND COMMITTEES
         Since December 6 1995, the board of directors has consisted of Christopher J. Doherty, Peter O. Hanson, Lorraine O. Legg, Lawrence P. Morris,
S. Michael Lucash, Homer McK. Rees, and Micolyn Magee Yalonis.

         The board has a standing Audit Committee, a Nominating Committee, a Compensation Committee and a Strategic Alternatives Committee. The Audit Committee is comprised of Messrs. Rees, Morris and Hanson. The Nominating Committee is comprised of Mr. Lucash, Mr. Doherty, Ms. Legg and Ms. Yalonis. The Compensation Committee is comprised of Ms. Yalonis, Mr. Hanson and Mr. Rees. The Strategic Alternatives Committee is comprised of Mr. Lucash, Mr. Rees, Mr. Hanson, and Ms. Yalonis.

         The Audit Committee recommends the services of independent accountants, reviews and evaluates those services, and monitors the Company's internal controls and accounting procedures. The Nominating Committee recommends the individuals to be proposed to the shareholders for election to the board of directors. The Compensation Committee recommends the compensation to be paid to the Company's management firm. The Strategic Alternatives Committee reviews strategic business alternatives available to the Company.

BOARD AND COMMITTEE MEETINGS
         During 1996, the board held seven meetings, the Audit Committee held two meetings and the Nominating and Strategic Alternatives Committees did not hold any separate meetings. Both of the latter committees have held meetings during the first five months of 1997. During 1996, each incumbent director attended at least 75% of the aggregate of (i) the total number of board meetings held during the period that he or she was a Director plus (ii) the total meetings held by all board committees on which he or she served during the periods that he or she served on those committees.

COMPENSATION OF DIRECTORS
         Director Fees. The Company pays each Director an annual fee of $8,000. In 1996, Ms. Yalonis, and Messrs. Doherty, Hanson, Lucash, Morris, and Rees each received $8,000 as a Director fee.

         Chairman Fees. The Company pays the Chairman an annual fee of $25,000 which amount was paid in 1996.

         Committee and Other Meeting Fees. The Directors are also entitled to be paid $500 for each Board meeting attended in person, $400 for each committee meeting attended in person, and $300 for each Board or committee meeting attended by means of conference telephone call. Directors are also paid $300 per half day for time spent attending to the Company's business. During 1996 Mr. Doherty was paid $4,500, Mr. Hanson was paid $2,900, Mr. Lucash was paid $3,700, Mr. Rees was paid $5,900, and Ms. Yalonis was paid $4,200.

         Reimbursements. All Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending board and committee meetings.

         In December of 1995, TIS Financial Services Inc., of which Lorraine O. Legg is President and Chief Executive Officer, became the Manager of the Company. The management agreement provides that a management fee be paid to TIS Financial Services in return for services. The management agreement requires that TIS pay the employment expenses of its own personnel. Ms. Legg receives no compensation from the Company for serving as President and Chief Executive Officer. In 1996, Ms. Legg also served as a director of the Company and received no compensation for serving as a director.

         The compensation and expense reimbursement arrangements for Directors as set forth above may be changed by the Board of Directors pursuant to the authority granted to it in the Company's bylaws.

EXECUTIVE OFFICERS
         For each person who currently serves as an executive officer, the following table sets forth his or her name, age, and positions with the Company:

   Name                       Age        Position
   ----                       ---        --------
   Lorraine O. Legg           57         President and Chief Executive Officer

   John E. Castello           52         Senior Vice President and
                                         Chief Financial Officer

   Michael Gilbert            53         Vice President Real Estate

   Denis F. Shanagher         40         Secretary

   Michael Stone              60         Controller


         Officers of the Company hold office at the discretion of the Directors. Each executive officer's principal occupations during the past five years or more are set forth below.

LORRAINE O. LEGG
President and Chief Executive Officer and Director
Ms. Legg has been President and Chief Executive Officer and a director of TIS Financial Services, Inc. since 1984, TIS Mortgage Investment Company since 1988, and TIS Asset Management, Inc. since 1990. She is also President and Chief Executive Officer and a director of Corporate Capital Investment Advisors. TIS Financial Services, Inc., and its affiliates manage portfolios of real estate and mortgage investments for individuals and corporations. Ms. Legg is also President and Chairman of the Board of TIS Mortgage Investment Company, a real estate investment trust traded on the New York Stock Exchange. In addition, Ms. Legg is a director of CFI Proservice, Inc. located in Portland, Oregon. Ms. Legg has over thirty-two years of experience in corporate and real estate finance. Ms. Legg has served as a Director of the Company since March 1993 and was elected as President and Chief Executive Officer in December 1995. She also is a Trustee of Meridian Point Realty Trust '83.

JOHN E. CASTELLO
Senior Vice President and Chief Financial Officer
John E. Castello has been Senior Vice President of TIS Financial Services, Inc. since 1985, Executive Vice President and Chief Financial Officer of TIS Mortgage Investment Company since 1988, and Senior Vice President and Chief Financial Officer of TIS Asset Management, Inc. since 1991. He is a Director of TIS Mortgage Acceptance Corporation.

MICHAEL GILBERT
Vice President Real Estate
Mr. Gilbert has served as Vice President Real Estate for TIS Financial Services since 1995. Prior to this time he was a real estate consultant, active in major development projects in Southern California and many other areas of the country. Previously Mr. Gilbert was vice president of S.H. Management, Inc. a privately owned Los Angeles based investment concern. He was previously a vice president and director of Gordon Capital Limited, a member firm of the major Canadian Stock Exchanges.

DENIS F. SHANAGHER
Secretary
Mr. Shanagher has been a partner of the law firm of Preuss Walker & Shanagher since August of 1993. Mr. Shanagher was a partner in the law firm of Bronson, Bronson & McKinnon from 1987 to 1993, and an associate in the firm from 1981-1987. Mr. Shanagher has a J.D. from Hastings College of the Law and a B.A. from Stanford University. Mr. Shanagher has served as outside General Counsel to the Company since December of 1994.

MICHAEL STONE, CPA
Controller
Michael Stone has been Controller of TIS Financial Services, TIS Mortgage Investment Company and TIS Asset Management since 1993. Prior to that Mr. Stone served as Vice President - Finance at Dolby Laboratories, a position he held for seven years. He served as Assistant Corporate Controller for twelve years at McKesson Corporation and Accounting Manager at Crocker Estate Company for five years. After receiving his CPA, Mr. Stone was a Staff Accountant at the firm of Arthur Young and Company for five years.

COMPENSATION OF EXECUTIVE OFFICERS
         As of December 31, 1996, the Company had no full time employees and is currently managed under a Management Agreement with TIS Financial Services Inc. This agreement requires that TIS pay the employment expenses of its personnel.

         Prior to December 1995, the Company shared employee costs under an internalized management structure using Meridian Point Properties (MPP). For the year ended December 31, 1995, the Company's allocated share of each of its executive officer's cash and non-cash compensation did not exceed $100,000.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From its inception until March 31, 1991, the Company was externally managed by companies operating on a for-profit basis. That external management was discontinued effective April 1, 1991. From April 1, 1991 through November 30, 1995, the Company and other companies of common initial sponsorship were effectively self-administered through an internalized management structure (the Company and those other companies are collectively referred to herein as the "Companies").

         The Companies leased employees at cost from Meridian Point Properties, Inc., a California corporation ("MPP"), a captive company controlled by the Companies, to perform administrative, accounting, asset management, and property management functions under the terms of an Amended and Restated Employee Leasing Agreement and certain other agreements. Prior to December 1, 1995, the cost reimbursements made to MPP were allocated among the Companies in accordance with the Amended and Restated Employee Leasing Agreement and other agreements between MPP and the Companies.

         Effective December 1, 1995, the Company terminated the Amended and Restated Employee Leasing Agreement with MPP. On February 22, 1996, the Company entered into a MPP Termination Agreement by which its interest in MPP was terminated. Under the terms of the Agreement, the Company sold its outstanding MPP stock to MPP and its proportionate interest in MPP's assets to Meridian Industrial Trust ("MIT") at fair market value. In connection with transactions, MPP was dissolved. The Company received par value of $3.84 per share for its stock in MPP and $71,850 for its proportionate interest in the assets of MPP. The Company subsequently received a final accounting relating to the dissolution of MPP and received the return of its original advance of funds to MPP less certain MPP expenses for December 1995.

         Effective December 1, 1995, the Company entered into a management agreement with TIS Financial Services, Inc. ("TIS") of San Francisco, California. Under the management agreement, the Company retained TIS to manage its assets, properties and investments in addition to performing administrative services for the Company. The initial term of the management agreement was for one year after which the agreement operated on a month-to-month basis. Effective March 26, 1997, the Company has extended the TIS Management Agreement to December 31, 1997, with two additional three month options. The Company pays TIS, for services rendered under the agreement, a base management fee calculated on an annual basis of 0.75% of the Company's Average Invested Assets, as defined in the agreement. The agreement requires that TIS pay the employment expenses of its personnel. As of December 31, 1996, the Company had no full time salaried employees.

         Effective December 7, 1995, Lorraine O. Legg was elected President and Chief Executive Officer of the Company. Ms. Legg is also President and Chief Executive Officer of TIS and serves as a Director of the Company. Also on December 7, 1995, following the resignation of the other senior officers of the Company affiliated with MPP, various other TIS employees and other individuals were elected as officers of the Company. Those officers of the Company affiliated with TIS receive no direct compensation from the Company in exchange for their services.



                                  PROPOSAL ONE
                      NOMINATION AND ELECTION OF DIRECTORS

GENERAL
         The Directors of the Company are elected annually and serve until the next annual meeting of shareholders and until their successors are elected and qualified. The Company's Bylaws provide that the number of Directors shall be not less than three nor more than seven, and that the exact number of Directors shall be seven until changed within the limits set forth in the Bylaws. In addition, the Company's Bylaws provide that a majority of the Directors shall be "Independent Directors." An "Independent Director" generally means a Director who is neither an affiliate of a person or entity providing services to the Company nor is himself performing services for the Company other than as a Director. Six of the seven current Directors are "Independent Directors." The Board of Directors has nominated the seven individuals named below to serve as members of the Board of Directors of the Company. All of the seven nominees named below would be "Independent Directors."

         The Bylaws of the Company provide a procedure for shareholder nomination for election of Directors under which any shareholder entitled to vote for Directors may nominate candidates for election as Directors. However, any nomination for Director by any person other than the Board of Directors may be made only by a record shareholder who has delivered a written notice to the Secretary of the Company no later than the close of business fifty days in advance of the Annual Meeting or ten days after the date on which public disclosure of the date of the Annual Meeting is first given to shareholders, whichever is later. That shareholder's notice shall set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Act of 1934, as amended, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (e) the consent of each nominee to serve as a Director if so elected. If a shareholder nomination is not made in accordance with such procedure, the Chairman of the Annual Meeting may, if the facts warrant, determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures set forth in the Bylaws and direct that the defective nomination be disregarded.

         Ms. Yalonis, and Messrs. Doherty, Hanson, Lucash, Morris, and Rees, listed below as nominees, currently are Company Directors whose present terms expire at the Annual Meeting. Mr. Gidel is a new nominee for Company Director. Each of them has agreed to serve if elected, and management has no reason to believe that any of them will be unavailable to serve. Unless otherwise instructed the proxy holders will vote the Proxies received by them for the election of the nominees named below. However, if any nominee becomes unavailable for election for any reason, the Shares represented by those Proxies will be voted for any substitute nominee designated by the Directors. If additional persons are nominated by persons other than the Company's Board of Directors, the proxy holders in their discretion may vote all Proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below, or substitute nominees designated by the Directors, as possible. See "Information Concerning Solicitation and Voting-Voting Rights and Outstanding Shares." The nominees receiving the seven highest number of the affirmative votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE COMPANY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED OR CUMULATED FOR ANY SUCH DIRECTORS AS DESCRIBED HEREIN.

NOMINEES
         The following table indicates each nominee's age, current position with the Company, and business experience during the past five years or more.


CHRISTOPHER J. DOHERTY
Director (2)
Age: 41
Mr. Doherty is a Partner at the Washington D.C. law firm of Fox, Bennett & Turner. He has been with the firm for a total of six years from 1989 to 1991 and from 1993 to present. Mr. Doherty served as General Counsel and Deputy Treasurer to the Commonwealth of Massachusetts State Treasurer and as Massachusetts Special Assistant Attorney from 1991 to 1993. From 1986 to 1989, he served as Legislative Assistant and Counsel to the U.S. Senate Committee on Labor and Human Resources. From 1979 to 1986 he served as a Special Assistant to Senator Edward M. Kennedy. Mr. Doherty has a J.D. from the Georgetown University Law Center and a B.A. from Harvard University. Mr. Doherty has been a Director of the Company since September 1993.

ROBERT H. GIDEL
Age: 45
Mr. Gidel was the President, Chief Operating Officer of Paragon Group Inc., a diversified real estate investment trust, and Paragon GP Holdings from January 1996 to April 1997. He served as a Director of these companies from February 1996 until April 1997. Mr. Gidel has been the President, Chief Operating Officer and a director of the general partner of Brazos Partners, L.P., a partnership that was formed to acquire and liquidate a $3 billion portfolio of real estate assets previously owned by failed banks, since July 1993. He also was Chief Operating Officer and a director of Brazos Fund, L.P., a real estate investment fund , from March 1994 to January 1996, and currently remains a director of that fund. Mr. Gidel was Managing Director and a director of Alex Brown Kleinwort Benson Realty Advisors, a real estate investment management firm based in Baltimore, Maryland, from 1986 to 1993.

PETER O. HANSON
Director (1) (3) (4)
Age: 63
Mr. Hanson has been the President of James E. Hanson, Inc., an industrial real estate developer, property management and realty brokerage firm, since 1966. Since 1984, he has served as President of Property Investors Associates, Inc. (a subsidiary of James E. Hanson, Inc.), which is the general partner of five public real estate partnerships. He has been a Director of seven privately-held corporations and general partner of eleven privately-held real estate partnerships. Mr. Hanson is a member of the Society of Industrial and Office Realtors, and served as its National President in 1985. He is also a member of the New York Metropolitan Real Estate Brokers Association and in 1970 was its President. Mr. Hanson has been a Director of the Company since 1988. He also is a Trustee of Meridian Point Realty Trust `83 and Meridian Industrial Trust.

S. MICHAEL LUCASH
Chairman and Director (2) (4)
Age: 46
Mr. Lucash has been a Managing Director for Real Estate at Llama Company since December 1995. Mr. Lucash was Chief Operating Officer of Boston Capital Mortgage Company from March through December 1995. From 1993 to 1995 he was Chief Operating Officer of ARBOR National Commercial Mortgage Corporation. Mr. Lucash was President of Commercial Mortgage Corporation of America from 1987 to 1993. From 1985 to 1987 Mr. Lucash was Vice President of Mortgage Banking at City Trust. Mr. Lucash has a B.S. from Southern Connecticut State University. Mr. Lucash also attended Massachusetts School of Law. Mr. Lucash has been the Chairman and a Director of the Company since September 1993.


LAWRENCE P. MORRIS
Director (1)
Age: 41
Mr. Morris has been the Executive Vice President and Head of the Public Finance Department for Mesirow Financial, Inc. since 1994. From 1985 to 1994, Mr. Morris was a Vice President of First Chicago Capital Markets Inc. where he managed the investment activities associated with bond financings and escrow restructuring. From 1982 to 1985 Mr. Morris was an Assistant Vice President at the First National Bank of Chicago. Mr. Morris received his B. A. from the University of Notre Dame in 1978 and is a Certified Public Accountant. Mr. Morris has served as a director of the Company since December 1995.

HOMER MCK. REES
Director (1) (3) (4)
Age: 66
From 1982 to 1992, Mr. Rees held various positions with The Prudential Insurance Company of America, including Chairman in 1992 and President from 1988 to 1991 of Prudential Capital Corporation, a marketing unit responsible for origination of private placements. Mr. Rees retired in 1992. Mr. Rees has an M.B.A. from Harvard University and a B.A. from Yale University. Mr. Rees has served as a Director of the Company since March 1993.

MICOLYN M. YALONIS
Director (2) (3) (4)
Age: 37
Ms. Yalonis has been Vice President of Callan Associates, Inc. since 1993. She was an independent real estate consultant from October 1992 to 1993, providing independent real estate consulting services to advisors, plan sponsors, and other institutional market participants. From 1988 to 1992, she held various positions with Callan Associates Inc., including Vice President, Manager from 1991 to 1992 and Assistant Vice President from June 1990 to November 1991. Ms. Yalonis has a B.A. from the University of California, Los Angeles. Ms. Yalonis has been a Director of the Company since September 1993.

---------------------------
(1)      Member of the Audit Committee
(2)      Member of the Nominating Committee
(3)      Member of the Compensation Committee
(4)      Member of the Strategic Alternatives Committee

                                  PROPOSAL TWO
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

         The firm of Arthur Andersen LLP has provided independent public accounting services to the Company since the Company's inception in 1987. The Company's Audit Committee has recommended the appointment of Arthur Andersen LLP to examine the financial statements of the Company for the fiscal year ending December 31, 1997. The Directors have approved the recommendation of the Audit Committee and have recommended to the shareholders that this selection be ratified. If the shareholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountant, or if circumstances arise that make the continuation of Arthur Andersen LLP as the Company's independent public accountant impossible or inappropriate for the year ending December 31, 1997, that selection will be reconsidered by the Company's Audit Committee and Board of Directors. A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN
CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                              SHAREHOLDER PROPOSALS

         The Bylaws of the Company provide a procedure for shareholder proposals. This procedure provides that any shareholder intending to present a proposal at the Annual Meeting must deliver a written notice to the Chairman of the Board, the President, or the Secretary of the Company not later than the later of fifty days in advance of the Annual Meeting or ten days after the date on which public disclosure of the date of the Annual Meeting is first made to shareholders. This shareholder notice shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting that business at the meeting (ii) the name and the business and residence address of the person proposing that business, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by that person, (iv) any material interest of that person in that business, and (v) any other information that is required to be provided by that person pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If a shareholder proposal is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall, if the facts warrant, determine and declare at the Annual Meeting that the proposed business was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and direct that that business not be transacted.

         The Company has received notice that Allen K. Meredith intends to present a shareholder proposal at the Annual Meeting relating to Section 6.5(g)(1) of the Company's Amended and Restated ByLaws. Mr. Meredith is the beneficial owner of 3,000 shares of preferred stock acquired March through April 1997. Mr. Meredith is also a shareholder of Meredith Partners Inc., a California Corporation which has filed a Schedule 13D, with Amendments thereto, in connection with a letter of intent to purchase 1,183,556 shares of preferred stock from the Massachusetts Bay Transportation Authority Retirement Fund. (See discussion under General Company Information above).

         Any shareholder desiring management to consider a proposal for inclusion in the Company's proxy statement relating to the annual meeting of shareholders to be held in 1998 must submit the proposal by certified mail, return receipt requested, to the attention of the Company's Secretary at the Company's executive office by no later than January 23, 1998.

                                  MISCELLANEOUS

         The proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and the Company will bear the expense of that solicitation. Proxies may be solicited by mail, telephone, telegram, or in person. The Company will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold Shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Company will reimburse those persons for their reasonable expenses in so forwarding these materials. Company officers and Directors and others as yet undesignated may, without additional compensation, solicit Proxies by telephone or telegram or in person. In addition, the Company will retain MacKenzie Partners, Inc. to assist in soliciting Proxies for a fee of approximately $7,500 plus reasonable expenses and costs.

         A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. IF YOU DESIRE A COPY OF THAT DOCUMENT, PLEASE WRITE TO:

                  JOHN E. CASTELLO
                  CHIEF FINANCIAL OFFICER
                  MERIDIAN POINT REALTY TRUST VIII CO.
                  655 MONTGOMERY ST., SUITE 800
                  SAN FRANCISCO, CA 94111.

                                  ANNUAL REPORT

         The Company's 1996 Annual Report to Shareholders, including financial statements for the years ended December 31, 1996, 1995 and 1994, is being forwarded to each shareholder of record as of May 16,1997 together with this Proxy Statement.


                                 OTHER BUSINESS

         The Company has received notice that Allen K. Meredith intends to nominate two individuals for election to the Board of Directors at the Annual Meeting. (See discussion of Mr. Meredith and Meredith Partners Inc. under General Company Information and Shareholder Proposals above). The Company also has received notice that Turkey Vulture Fund XIII, Ltd. ("Turkey"), an Ohio limited liability company, intends to nominate four individuals for election to the Board of Directors at the Annual Meeting. Turkey owns 100 shares of the Company's preferred stock since approximately April 24, 1997 and purports to beneficially own 142,700 shares of the Company's preferred stock.

         At this date, management knows of no other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the Shares represented by the Proxies in accordance with their best judgment.


BY ORDER OF THE DIRECTORS,



John E. Castello
Senior Vice President and Chief Financial Officer
San Francisco, California
May 23,1997

                         MERIDIAN POINT REALTY TRUST VIII CO.
                           655 Montgomery Street, Suite 800
                            San Francisco, California 94111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of shares of the capital stock of Meridian Point Realty Trust VIII Co., a Missouri corporation (the "Company"), acknowledges
P receipt of a copy of the Notice to Shareholders of Annual Meeting and the accompanying Proxy Statement dated May 23, 1997, and revoking any proxy
R heretofore given, hereby constitutes and appoints S. Michael Lucash and Peter O. Hanson and each of them, with full power of substitution, as
O attorneys and proxies to appear and vote, as designated below (including the power to cumulate votes as described in the Proxy Statement), all the
X shares of the Company's capital stock held of record by the undersigned on May 16, 1997 at the annual meeting of the Company's shareholders to be
Y held at the The Park Hyatt Hotel, 333 Battery Street, San Francisco, California on June 13, 1997 at 2:00 p.m. Pacific Time or at any postponements or adjournments thereof.


                                                               --------------
                                                               | SEE REVERSE |
                                                               |    SIDE     |
                                                               --------------

    Please mark your                                                       5181
[X] votes as in this
    example.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE NOMINEES LISTED
                              AND FOR PROPOSAL 2.
--------------------------------------------------------------------------------

                 FOR  WITHHELD
1. Election of                    Nominees for Director:
   Directors.    [ ]    [ ]
                                  Christopher J. Doherty   Lawrence P. Morris
                                  Robert H. Gidel          Homer McK. Rees
                                  Peter O. Hanson          Micolyn Magee Yalonis
                                  S. Michael Lucash

FOR, Except vote withheld from the
following nominees(s):

-----------------------------------

--------------------------------------------------------------------------------

                                         FOR    AGAINST    ABSTAIN
2. Approval of Arthur Andersen LLP
   as the independent auditors for       [ ]      [ ]        [ ]
   the company for fiscal 1997.

3. Such other matters as may
   properly come before the
   meeting.
--------------------------------------------------------------------------------


                                            Please check this box if
                                            you plan to attend.         [ ]


SIGNATURES(S) ________________________________ DATE _______
PLEASE MARK AND DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. Attorneys, executors, administrators, trustees, custodians, corporate officers, guardians, or any others signing in a representative capacity should give their full title(s) as such. If there is more than one trustee, all should sign.

                         MERIDIAN POINT REALTY TRUST VIII CO.
                           655 Montgomery Street, Suite 800
                            San Francisco, California 94111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of shares of the capital stock of Meridian Point Realty Trust VIII Co., a Missouri corporation (the "Company"), acknowledges
P receipt of a copy of the Notice to Shareholders of Annual Meeting and the accompanying Proxy Statement dated May 23, 1997, and revoking any proxy
R heretofore given, hereby constitutes and appoints S. Michael Lucash and Peter O. Hanson and each of them, with full power of substitution, as
O attorneys and proxies to appear and vote, as designated below (including the power to cumulate votes as described in the Proxy Statement), all the
X shares of the Company's capital stock held of record by the undersigned on May 16, 1997 at the annual meeting of the Company's shareholders to be
Y held at the The Park Hyatt Hotel, 333 Battery Street, San Francisco, California on June 13, 1997 at 2:00 p.m. Pacific Time or at any postponements or adjournments thereof.


                                                               --------------
                                                               | SEE REVERSE |
                                                               |    SIDE     |
                                                               --------------

    Please mark your                                                       5195
[X] votes as in this
    example.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE NOMINEES LISTED
                              AND FOR PROPOSAL 2.
--------------------------------------------------------------------------------

                 FOR  WITHHELD
1. Election of                    Nominees for Director:
   Directors.    [ ]    [ ]
                                  Christopher J. Doherty   Lawrence P. Morris
                                  Robert H. Gidel          Homer McK. Rees
                                  Peter O. Hanson          Micolyn Magee Yalonis
                                  S. Michael Lucash

FOR, Except vote withheld from the
following nominees(s):

-----------------------------------

--------------------------------------------------------------------------------

                                         FOR    AGAINST    ABSTAIN
2. Approval of Arthur Andersen LLP
   as the independent auditors for       [ ]      [ ]        [ ]
   the company for fiscal 1997.

3. Such other matters as may
   properly come before the
   meeting.
--------------------------------------------------------------------------------


                                            Please check this box if
                                            you plan to attend.         [ ]


SIGNATURES(S) ________________________________ DATE _______
PLEASE MARK AND DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. Attorneys, executors, administrators, trustees, custodians, corporate officers, guardians, or any others signing in a representative capacity should give their full title(s) as such. If there is more than one trustee, all should sign.